Exhibit 99.2

November 13, 2006 ISIS 301012 Phase 2 Results and Program Overview

Today’s Program Opening Remarks Stanley T. Crooke, MD, PhD Chairman and Chief Executive Officer, Isis Pharmaceuticals, Inc. ISIS 301012 Clinical Results and Review Mark K. Wedel, MD, JD Senior Vice President and Chief Medical Officer, Isis Pharmaceuticals, Inc. Clinician’s Perspective John J. P. Kastelein, MD, PhD Chairman, Department of Vascular Medicine Academic Medical Center Amsterdam, The Netherlands

Isis Pharmaceuticals
Summary of Key Assets

Three Near Term Product Opportunities
ISIS 301012 ◆ ISIS 113715 ◆ Alicaforsen

Deep Portfolio of Second-Generation Antisense Product Opportunities
Cardiovascular ◆ Metabolic ◆ Inflammation ◆ Ocular ◆ Cancer

Ibis Biosciences Biosensor Products and Technology
Ibis T5000 Instrument ◆ Assay Kits ◆ Assay Services ◆ Research & Development Contracts

Industry Leading RNA-based Estate
Approximately 1,500 patents ◆ Over $84 million generated

Solid Corporate Partner Track Record
Pharmaceutical partners ◆ Biotechnology partners ◆ Satellite companies

Drug Development Pipeline
Isis Internal

Product (form)	Target	Lead Indication	Partner	Preclinical	Phase 1	Phase 2	Phase 3	Marketed
Alicaforsen (E) (ISIS 2302)	ICAM-1	Ulcerative Colitis	Isis					
ISIS 301012 (SC)	ApoB-100	High Cholesterol	Isis*					
ISIS 113715 (SC)	PTP-1B	Diabetes	Isis					
ISIS 369645 (A)	IL-4R α	Asthma	Isis					
ISIS 353512 (SC)	CRP	Cardiovascular / Inflammation	Isis					
ISIS 325568 (SC)	GCGR	Diabetes	Isis*					



A = Aerosol E = Enema SC = Subcutaneous

* Developed by Isis as part of the Symphony GenIsis collaboration

ISIS PHARMACEUTICALS

Drug Development Pipeline
Partners

Product (form)	Target	Lead Indication	Partner	Preclinical	Phase 1	Phase 2	Phase 3	Marketed
Vitravene® (I)	CMV	CMV Retinitis	Novartis					
ATL1102 (SC)	VLA-4	MS	ATL					
OGX-011 (IV)	Clusterin	Cancer	OncoGenex					
LY2181308 (IV)	Survivin	Cancer	Lilly					
LY2275796 (IV)	eIF-4E	Cancer	Lilly					
iCo 007 (I)	C-Raf kinase	Ocular Diseases	iCo					
OGX-427 (IV)	Hsp27	Cancer	OncoGenex					
ISIS 333611 (IT)	SOD1	ALS	ALSA					
ISIS 5320 (T) **	HIV	AIDS	ImQuest					



I = Intravitreal IT = Intrathecal IV = Intravenous SC = Subcutaneous T = Topical

** Aptamer

ISIS PHARMACEUTICALS

Antisense: A Novel Approach to Drug Discovery Through Inhibition of Translation of a Specific Targeted Protein

RNase H Dependent Mechanism of Action



Antisense Strand
Cell Membrane
Sense-Antisense Duplex
RNase H
mRNA
DNA
Nucleus
Cytoplasm

2nd Generation Antisense Drugs



5'
O
B
CH3
P
S
3'

- ~20X more potent
- 1X/week to 1X/quarter dosing
- Better tolerated
- Lower cost of therapy
- Orally bioavailable

ISIS PHARMACEUTICALS

Human ApoB-100 is an Ideal Target for a 2nd Generation Antisense Drug Expressed in the liver Essential for the synthesis and transport of VLDL and LDL-C Plays a crucial role in lipid management Biologically validated, but undruggable target for small molecules An apoB-100 inhibitor should have a unique lipid lowering profile Complementary mechanism with potential for additive effects when co-administered with statins Status Phase 2 program in progress Symphony GenIsis collaboration

ISIS 301012 Summary of Preclinical Properties Potent dose-dependent reduction of liver mRNA and protein levels, and serum apoB-100 in normal and hyperlipidemic animals 50 to 90% reduction of apoB mRNA in all species evaluated Attractive safety profile in mice and other species Antisense inhibition of apoB-100 produces secondary effects on genes associated with lipid synthesis & fatty acid oxidation Excellent PK/PD correlation (elimination half-life > 30 days) Reduction of atherosclerotic plaques in two animal models

ISIS 301012 Clinical Development Strategy We intend for ISIS 301012 to be: The drug of choice for patients at risk who are unable to achieve target levels when added to statins & ezetimibe initially in patients with Familial Hypercholesterolemia (FH) ultimately in patients with polygenic hypercholesterolemia An alternative to statins for those who are intolerant of statins An alternative to statins period

Mark Wedel, MD, JD ISIS 301012 Clinical Results and Review

ISIS 301012 Clinical Program Overview Phase 1 Healthy volunteers Drug-drug interaction Phase 2 Hypercholesterolemic subjects Monotherapy Co-administration with statins High-risk populations Homozygous familial hypercholesterolemia (HoFH) Heterozygous familial hypercholesterolemia (HeFH)

ISIS 301012 – Phase 1 Design Normal Volunteers with Mild Hypercholesterolemia Single Dosing SQ 4 Weeks - weekly fasting cholesterol Wk 1 IV Fasting Lipid Panel Wk 2 SQ Wk 3 SQ Wk 4 SQ Multi Dosing Fasting Lipid Panel

ISIS 301012 – Phase 1

*Dose-Dependent Prolonged Reduction in Serum ApoB & LDL-C**

ApoB



Placebo
50 mg/wk
100 mg/wk
200 mg/wk
400 mg/wk
ApoB (Median % Change)
Treatment Period
Day

LDL-C



Placebo
50 mg/wk
100 mg/wk
200 mg/wk
400 mg/wk
LDL-C (Median % Change)
Treatment Period
Day

% Change at Day 39**



ApoB (Median % Change)
(n=7)
(n=8)
(n=8)
(n=8)
(n=2)
Placebo
50 mg/wk
100 mg/wk
200 mg/wk
400 mg/wk

% Change at Day 39**



LDL-C (Median % Change)
(n=7)
(n=8)
(n=8)
(n=8)
(n=2)
Placebo
50 mg/wk
100 mg/wk
200 mg/wk
400 mg/wk

* Kastelein JJP, et.al. Circulation 2006;114:1729-35.

** 14 days post dosing

ISIS

ISIS 301012 – Phase 1 Reductions in Serum ApoB, LDL-C and TG (dose: 350 mg/wk, 1 month)60% ApoB 46% Triglycerides 54% LDL-C Median Reductions ApoB LDL-C Triglycerides N = 6 treated N = 12 placebo

ISIS 301012 – Drug-Drug Interaction Study Study DesignSimvastatin: 40 mg ISIS 301012: 200 mg IV 1 4 6 8 11 Day: Ezetimibe: 10 mg ISIS 301012: 200 mg IV 1 8 10 12 15 Day:

ISIS 301012 – Drug-Drug Interaction Study Lack of PK Interaction with Oral Lipid Lowering Drugs ISIS 301012 aloneISIS 301012 with simvastatinn= 10 0.0010.010.11101000510152025Time (hr)0.0011000.010.11100510152025Time (hr)WITH and WITHOUT EZETIMIBE ISIS 301012 aloneISIS 301012 with ezetimibe n= 10WITH and WITHOUT SIMVASTATIN Mean ISIS 301012 Conc. In Plasma (µg/ml)

ISIS 301012 Pharmacokinetics Summary Elimination half-life: 31 days at 200 mg/week dose No clinically significant PK or metabolism interactions seen with simvastatin or ezetimibe supporting further work in combination

ISIS 301012 Monotherapy Study Design Randomized, placebo-controlled, double-blind, dose-escalation trial with 10 subjects per cohort (1:4) Study population: hypercholesterolemic subjects with LDL-C > 130 mg/dL on diet alone Dosing cohorts: 50 mg/wk 100 mg/wk 200 mg/wk midpoint safety data review 300 mg/wk 400 mg/wk Dosing duration: 3 months Primary endpoint: % apoB reduction at Day 99

ISIS 301012 Monotherapy Patient Demographics & Baseline Lipid Values 139 (109-160) 130 (93-150) 129 (100-185) 156 (106-184) 135 (110-154) ApoB 178 (119-232) 173 (135-210) 154 (132-266) 172 (132-218) 163 (127-181) LDL-C 8 8 8 8 8 n 55 48 40 50 53 age 8/0 7/1 7/1 7/1 6/2 M/F 248 (194-298) 252 (208-279) 249 (202-340) 271 (205-307) 246 (195-299) TC 54 (49-60) 17 (8-34) 129 (62-200) 196 (150-225)200 mg/wk 50 (40-59) 23 (5-40) 182 (67-240) 199 (153-239)300 mg/wk 57 (50-65) 55 (45-63) 54 (39-61) HDL-C 19 (7-34) 17 (10-57) 23 (12-57) VLDL-C 125 (54-295) 161 (79-330) 177 (88-474) TG 188 (152-276) 212 (158-250) 197 (156-238) Non-HDL-C 100 mg/wk 50 mg/wk Placebo Characteristic

ISIS 301012 Monotherapy Dose-Dependent ApoB & LDL-C Reduction % Change at Day 99* % Change at Day 99* ApoB LDL-C * 14 days post dosing (n=7) (n=8) (n=8) (n=7) (n=8) (n=7) (n=8) (n=8) (n=7) (n=8)

ISIS 301012 Monotherapy Dose-Dependent Total-C & Non-HDL-C Reduction % Change at Day 99* % Change at Day 99* Total Cholesterol non-HDL-C * 14 days post dosing (n=7) (n=8) (n=8) (n=7) (n=8) (n=7) (n=8) (n=8) (n=7) (n=8)

ISIS 301012 Monotherapy Dose-Dependent TG & VLDL-C Reduction % Change at Day 99* % Change at Day 99* Triglyceride VLDL-C * 14 days post dosing (n=7) (n=8) (n=8) (n=7) (n=8) (n=7) (n=8) (n=8) (n=7) (n=8)

ISIS 301012 Monotherapy

Median % Change from Baseline, Day 99

	Placebo	50 mg/wk	100 mg/wk	200 mg/wk	300 mg/wk
ApoB	7 %	-22 % P=0.07	-23 % P=0.001	-47% P=0.0002	-61 % P=0.0003
LDL-C	2 %	-12 % P=0.33	-22 % P=0.01	-42 % P=0.0002	-62 % P=0.0003
TC	6 %	-12 % P=0.33	-15 % P=0.09	-34 % P=0.0002	-46 % P=0.0003
Non-HDL-C	4 %	-17 % P=0.25	-21 % P=0.02	-44 % P=0.0002	-54 % P=0.0003
TG	-13 %	-7 % P=0.65	-22 % P=0.54	-46 % P=0.02	-43 % P=0.04
VLDL-C	-17 %	-14 % P=0.43	-14 % P= 0.93	-54 % P=0.006	-52 % P=0.04
HDL-C	2 %	9 % P=0.28	5 % P=0.40	-1 % P=0.72	-15 %* P=0.009

P value = versus placebo

*HDL-C measurements for this study were performed using a direct method that can be inaccurate when LDL-C levels are low. Parallel evaluation of the 300 mg/wk cohort in this study using a common precipitation method showed an 11% increase in HDL-C.

ISIS

ISIS 301012 Monotherapy

ApoB/ApoA1 and TC/HDL Ratios

	Placebo	50 mg/wk	100 mg/wk	200 mg/wk	300 mg/wk
apoB/apoA1					
Baseline	1.0 (0.8-1.1)	1.1 (0.6-1.4)	0.8 (0.7-1.3)	1.0 (0.7-1.3)	1.1 (1.0-1.7)
Day 99	1.0 (0.9-1.2)	0.8 (0.4-1.1)	0.6 (0.5-1.1)	0.5 (0.3-0.9)	0.6 (0.4-0.9)
% Δ	11 %	-22 % P=0.007	-26 % P=0.002	-46 % P=0.0002	-51 % P=0.0003

	Placebo	50 mg/wk	100 mg/wk	200 mg/wk	300 mg/wk
TC/HDL-C					
Baseline	4.9 (3.7-5.0)	4.8 (3.6-5.7)	4.1 (3.7-5.6)	4.7 (3.6-5.3)	4.8 (4.5-6.3)
Day 99	4.5 (4.1-5.3)	4.1 (2.7-5.0)	3.4 (3.0-4.8)	3.1 (2.0-4.5)	3.0 (2.6-4.6)
% Δ	-4 %	-14 % P=0.10	-18 % P=0.006	-34 % P=0.0006	-35 % P=0.001

P value = versus placebo

ISIS

ISIS 301012 Monotherapy PK/PD Model Predicts Trough Concentrations and Pharmacologic Response 100 mg weekly dose 020406080100020406080100120-80-60-40-20020Predicted Plasma Trough ISIS 301012 Conc.Observed Plasma Trough ISIS 301012 Conc.Predicted Apo B (%Change)Observed Apo B (%Change)Study DaysSerum ApoB (%Change)Trough Plasma ISIS 301012 Conc. (ng/mL)

ISIS 301012 Monotherapy Safety Observations Serious Adverse Events: one ‘unrelated’ SAE (encephalitis) Adverse Events (> 10%): painless, transient erythema at site of injection Laboratory Findings: one subject with confirmed ALT > 3x ULN elevation, which resolved pending 4 2 2 4 Nasopharyngitis pending 3 5 4 5 Headache pending 8 8 7 0 Inject. site erythema 300 mg/wk 200 mg/wk 100 mg/wk 50 mg/wk Placebo 0 1 0 0 0 >3X ULN 4 1 1 2 0 2-3X ULN 3 2 1 3 1 1-2X ULN 300 mg/wk 200 mg/wk 100 mg/wk 50 mg/wk Placebo

 ISIS 301012 added to Statins Study Design Randomized, placebo-controlled, double-blind, dose-escalation trial with 10 subjects per cohort (1:4) Study population: hypercholesterolemic subjects with LDL-C > 100 mg/dL on stable dose of < 40 mg simvastatin or atorvastatin for > 3 months Dosing cohorts: 30 mg/wk 100 mg/wk 200 mg/wk 300 mg/wk 400 mg/wk Dosing duration:5 weeks Primary endpoint: % apoB reduction at Day 59 additional cohorts at 200 & 300 mg/wk have been added with an extended dosing duration of 3 months

ISIS 301012 added to Statins Patient Demographics & Baseline Lipid Values 133 (122-159) 112 (78-141) 106 (69-147) 95 (86-116) 114 (84-137) ApoB 168 (143-216) 131 (107-162) 134 (84-189) 107 (95-154) 137 (110-175) LDL-C 8 8 8 8 9 n 57 58 59 59 62 age 4/4 6/2 4/4 6/2 6/3 M/F 257 (199-293) 212 (170-265) 193 (149-250) 173 (162-234) 210 (169-250) TC 65 (34-100) 7 (5-58) 105 (65-301) 138 (113-221)200 mg/wk 67 (36-87) 16 (5-31) 152 (128-210) 184 (150-232)300 mg/wk 50 (38-63) 53 (45-72) 56 (43-101) HDL-C 9 (4-29) 13 (5-23) 13 (6-29) VLDL-C 117 (85-237) 118 (76-188) 151 (93-249) TG 142 (98-203) 125 (110-162) 154 (118-191) Non-HDL-C 100 mg/wk 30 mg/wk Placebo Characteristic

ISIS 301012 added to Statins

Dose-Dependent ApoB & LDL-C Reduction

ApoB


Placebo
30 mg/wk
100 mg/wk
200 mg/wk
300 mg/wk
Apo B (Median % Change)
Treatment Period
Day
0
7
14
21
28
35
42
49
56
63

LDL-C


Placebo
30 mg/wk
100 mg/wk
200 mg/wk
300 mg/wk
LDL-C (Median % Change)
Treatment Period
Day
0
7
14
21
28
35
42
49
56
63

% Change at Day 59*


ApoB (Median % Change)
(n=7)
(n=8)
(n=6)
(n=7)
(n=8)
Placebo
30 mg/wk
100 mg/wk
200 mg/wk
300 mg/wk

% Change at Day 59*


LDL-C (Median % Change)
(n=7)
(n=8)
(n=6)
(n=7)
(n=8)
Placebo
30 mg/wk
100 mg/wk
200 mg/wk
300 mg/wk

* 30 days post dosing

ISIS

ISIS 301012 added to Statins Dose-Dependent Total-C & Non-HDL-C Reduction % Change at Day 59* % Change at Day 59* Total Cholesterol Non-HDL-C * 30 days post dosing (n=8) (n=7) (n=8) (n=6) (n=7) (n=8) (n=7) (n=8) (n=6) (n=7)

ISIS 301012 added to Statins

Dose-Dependent TG & VLDL-C Reduction

Triglyceride


Placebo
30 mg/wk
100 mg/wk
200 mg/wk
300 mg/wk
Triglycerides (Median % Change)
50
30
10
-10
-30
-50
-70
Treatment Period
0
7
14
21
28
35
42
49
56
63
Day

VLDL-C


Placebo
30 mg/wk
100 mg/wk
200 mg/wk
300 mg/wk
VLDL-C (Median % Change)
50
30
10
-10
-30
-50
-70
Treatment Period
0
7
14
21
28
35
42
49
56
63
Day

% Change at Day 59*


Triglycerides (Median % Change)
50
30
10
-10
-30
-50
-70
(n=7)
(n=8)
(n=6)
(n=7)
(n=8)
Placebo
30 mg/wk
100 mg/wk
200 mg/wk
300 mg/wk

% Change at Day 59*


VLDL-C (Median % Change)
50
30
10
-10
-30
-50
-70
(n=7)
(n=8)
(n=6)
(n=7)
(n=8)
Placebo
30 mg/wk
100 mg/wk
200 mg/wk
300 mg/wk

* 30 days post dosing

ISIS

ISIS 301012 added to Statins

Median % Change from Baseline, Day 59

	Placebo	30 mg/wk	100 mg/wk	200 mg/wk	300 mg/wk
ApoB	-6 %	0 % P=0.54	-20 % P=0.18	-24 % P=0.05	-52 % P=0.0006
LDL-C	-4 %	4 % P=0.23	-22 % P=0.05	-30 % P=0.002	-51 % P=0.0005
TC	-3 %	5 % P=0.61	-15 % P=0.02	-20 % P=0.03	-42 % P=0.0006
Non-HDL-C	-8 %	8 % P=0.23	-20 % P=0.10	-26 % P=0.07	-51 % P=.0003
TG	-24 %	4 % P=0.12	4 % P=0.14	-20 % P=0.90	-41 % P=0.15
VLDL-C	-18 %	8 % P=0.23	10 % P=0.10	28 % P=0.46	-63 % P=0.19
HDL-C	12 %	1 % P=0.09	-4% P=0.05	-2 % P=0.04	5 % P=0.24

P value = versus placebo

ISIS

ISIS 301012 added to Statins

ApoB/ApoA1 and TC/HDL Ratios

	Placebo	30 mg/wk	100 mg/wk	200 mg/wk	300 mg/wk
apoB/apoA1					
Baseline	0.7 (0.4-0.9)	0.6 (0.5-0.7)	0.7 (0.5-1.1)	0.6 (0.4-1.0)	0.8 (0.6-1.0)
Day 59	0.7 (0.5-20.7)	0.6 (0.5-0.7)	0.6 (0.4-0.7)	0.4 (0.2-0.9)	0.4 (0.2-0.7)
% Δ	-1 %	0 % P=0.78	-15 % P=0.10	-30 % P=0.02	-55 % P=0.0003

	Placebo	30 mg/wk	100 mg/wk	200 mg/wk	300 mg/wk
TC/HDL-C					
Baseline	3.8 (2.2-4.9)	3.4 (2.9-3.7)	3.8 (2.8-5.5)	2.9 (2.1-6.1)	4.0 (3.1-5.6)
Day 59	3.3 (2.8-5.3)	3.4 (3.1-3.9)	3.4 (2.5-4.0)	2.4 (1.7-7.5)	2.6 (1.6-3.2)
% Δ	-13 %	0 % P=0.04	-15 % P=1.00	-14 % P=0.62	-41 % P=0.0003

P value = versus placebo

ISIS 301012 added to Statins Safety Observations Serious Adverse Events: none Adverse Events: painless, transient erythema at site of injection Laboratory Findings: one subject with confirmed ALT > 3x ULN 2 0 3 1 1 Nasopharyngitis 1 4 2 2 4 Headache 7 5 8 6 0 Injection site erythema 300 mg/wk 200 mg/wk 100 mg/wk 30 mg/wk Placebo 1 0 0 0 0 >3X ULN 1 2 0 0 0 2-3X ULN 4 2 0 1 2 1-2X ULN 300 mg/wk 200 mg/wk 100 mg/wk 30 mg/wk Placebo

ISIS 301012 Phase 2 Conclusions ISIS 301012 results in a potent, dose-dependent, linear reduction in atherogenic lipids and lipoproteins in hypercholesterolemic subjects demonstrates prolonged effects consistent with a greater than 30 day elimination half-life is comparable in effect when used as monotherapy or when added to ongoing, stable statin therapy is well tolerated alone or with statins & appears to have an acceptable safety profile can be dosed infrequently

ISIS 301012 Clinical Development Strategy We intend for ISIS 301012 to be: The drug of choice for patients at risk who are unable to achieve target levels when added to statins & ezetimibe initially in patients with Familial Hypercholesterolemia (FH) ultimately in patients with polygenic hypercholesterolemia An alternative to statins for those who are intolerant of statins An alternative to statins period

ISIS 301012 Development PathNear and Longer Term Opportunities Parallel approach Clinical studies in severe populations Homozygous familial hypercholesterolemia (HoFH) Heterozygous familial hypercholesterolemia (HeFH) Parallel clinical studies addressing the large cholesterol market Polygenic hypercholesterolemia Pursue development as combination therapy

ISIS 301012 – Market Opportunity HoFH and HeFH: Unmet Need, Accelerated Path to Market Homozygous Familial Hypercholesterolemia (HoFH) Most severe and therapy-resistant form of high cholesterol (LDL levels > 500mg/dL) HoFH patients do not achieve target levels of LDL with existing treatments Prevalence of 1 per 1,000,000 Heterozygous Familial Hypercholesterolemia (HeFH) Premature cardiovascular disease (LDL levels 200 - 400mg/dL) Prevalence of 1 per 500 Development path is relatively rapid Unmet need with clear cut efficacy measures Orphan designation for HoFH achieved NDA in the 2008/2009 timeframe possible Represents an important step forward in the path to commercial success for the larger high cholesterol population

ISIS 301012 – Market Opportunity In Combination with Statins and in Statin-Intolerant Patients As an Add-On to Statins: a more $3 billion U.S. market >16 million High-Risk patients (CHD or equivalent) are not meeting target LDL-C >5 million Moderately High-Risk U.S. patients in category (>2 risk factors) are not meeting target LDL-C Conservative estimates of 15% penetration equal more >3 million patients in the U.S. treated with ISIS 301012 In Statin-Intolerant Patients 5% – 10% of people prescribed statins don’t take them because of “side effects” Markets outside the U.S. and prospective use by patient populations beyond the High Risk, Moderately High Risk, and statin-intolerant patients increase the opportunity Profile enhancements could significantly increase sales of ISIS 301012

ISIS 301012 Anticipated Initial Product Efficacy and Safety Profile Product Efficacy Profile Achieves statin-like reductions in cholesterol via a non-statin mechanism Enables more patients to safely achieve target lipid levels when combined with statins and ezetimibe May be dosed at convenient intervals of weekly and monthly Reduces triglycerides to similar extent as LDL reduction Safety Profile Is well tolerated Good liver safety profile No drug-drug interactions No CNS toxicity No muscle toxicity No excretion of fat in stool

ISIS 301012 Next Steps Polygenic Hypercholesterolemia Monotherapy Report results of 400 mg/week dose for three months Combination with Statins Report results of 400 mg/week dose for 5 weeks Report results 200 and 300 mg/week doses for three months Define induction and maintenance doses in longer term trials Familial Hypercholesterolemia Report results of HoFH dose-escalation study Report results of HeFH dose-escalation study Initiate registration studies for HoFH and HeFH

ISIS 301012Cardiovascular Advisory Board John Kastelein, MD, PhD, Amsterdam Thomas Michel, MD, PhD, Boston Steve Nissen, MD, Cleveland Dan Rader, MD, Philadelphia Paul Ridker, MD, Boston Evan Stein, MD, PhD, Cincinnati Erik Stroes, MD, PhD, Amsterdam Steve Young, MD, Los Angeles Willis Maddrey, MD, Dallas Bruce Bacon, MD, St. Louis

Clinician’s Perspective John J.P. Kastelein, MD, PhD Chairman, Department of Vascular Medicine Academic Medical Center Amsterdam, The Netherlands

LDL-C Concentrations and CHD Risk Linear relationships exist between LDL-C and CHD outcomes in primary prevention, secondary prevention and diabetes secondary prevention populations * Relationship between LDL-cholesterol & CHD risk (Heart 90:336, 2004)

Effects of LDL-C Reduction on CHD OutcomesEvery 2 mg/dL reduction in LDL-C results in 1% reduction in CHD event rate Benefits of LDL-C lowering have been demonstrated in higher risk patients including diabetics as well as patients with relatively low LDL-C levels Reduction in LDL-C level (mg/dL)Proportional reduction in CHD event rate 0% 10% 20% 30% 40% 50% 60% 0 ~ 20 ~ 40 ~ 60 ~ 80

Lower LDL-C is Better When It Comes to Preventing Cardiovascular Disease NIH Post CABG: 4.5 year treatment of lovastatin 2.5 mg vs 80 mg → significant difference in coronary stenosis and CAD events ASAP: 2-year treatment of FH patients with atorvastatin 80 mg vs simvastatin 40 mg → significant difference in IMT REVERSAL: 18-month treatment of CHD patients with atorvastatin 80 mg vs pravastatin 40 mg → significant difference in total atheroma volume PROVE-IT: 2-year treatment of ACS patients with atorvastatin 80 mg vs pravastatin 40 mg → significant difference in CV events TNT: long-term treatment of CHD patients with atorvastatin 80 mg vs atorvastatin 10 mg → significant difference in CV events IDEAL: long term treatment of CHD patients with atorvastatin 80 mg vs simvastatin 20/40 mg → significant difference in CV events ASTEROID: 24-month treatment of CHD patients with rosuvastatin 40 mg → significant regression in total atheroma

TNT- Changes in LDL-C by Treatment Group



Baseline
Atorvastatin 10 mg (n=5006)
Atorvastatin 80 mg (n=4995)
Mean LDL-C level = 101 mg/dL (2.6 mmol/L)
P<0.001
Mean LDL-C level = 77 mg/dL (2.0 mmol/L)
Mean LDL-C (mg/dL)
160
140
120
100
80
60
40
20
0
Mean LDL-C (mmol/L)
4.0
3.5
3.0
2.5
2.0
1.5
1.0
0.5
0
Screen
0
3
12
24
36
48
60
Final
Study visit (months)

LaRosa et al. *NEngJMed* 2005;352

TNT - Primary Efficacy Outcome Measure: Time to First Major Cardiovascular Event* HR = 0.78 (95% CI 0.69, 0.89) P=0.0002 *CHD death, nonfatal non-procedure-related MI, resuscitated cardiac arrest, fatal or nonfatal stroke 0 0.05 0.10 0.15 Atorvastatin 10 mg Atorvastatin 80 mg Proportion of patients experiencing event LaRosa et al. N Engl J Med 2005;352 0 1 2 3 4 5 6 Time (years) Relative RR = 22% Atorvastatin 10 mg (n=5006)Atorvastatin 80 mg (n=4995)

ASTEROID Trial: Principal Findings



Mean LDL level decrement and HDL level increment
(mg/dL)
p<0.001
p<0.001
LDL/HDL mg/dL
132
110
88
66
44
22
0
130.4
60.8
43.1
49.0
LDL Levels
HDL Levels
Baseline
Follow-up

- LDL levels were reduced from 130.4 mg/dL at baseline to a mean of 60.8 mg/dL at 2 year follow-up ($p<0.001$), with 75% of patients achieving an LDL <70 mg/dL
- HDL levels were increased from 43.1 mg/dL at baseline to a mean of 49.0 mg/dL at follow-up ($p<0.001$)

 ASTEROID Trial: Primary Endpoint Regression in percent atheroma volume was observed in 63.6% of patients, whereas progression was observed in 34.6% Regression vs. progression change in % atheroma volume (%)% patients 63.634.60816243240485664RegressionProgression

Evolution of Lipid Management Guidelines: The National Cholesterol Education Program (NCEP) Adult Treatment Panel (ATP) ATP I (1988) ATP II (1993) ATP III (2001) Diet, low-dose non-statin monotherapy High-dose statin, combination therapy Moderate to high-dose statin therapy Increasing aggressiveness of cholesterol-lowering therapy

ATP III: Greatest Increase in Individuals Requiring Drug Therapy in Category of CHD or CHD-Risk Equivalent Expert Panel on Detection, Evaluation, and Treatment of High Blood Cholesterol in Adults. JAMA. 2001;285:2486-2497. 0510152025CHD or equivalent2+ risk factors< 2 risk factorsMillionsATP IIATP III

Most Patients Fail to Achieve Even ATPII LDL-C Goals with Lipid-Lowering Therapy


L-TAP (n = 4888)
Jacobson (n = 6796)
Sloan (n = 13,891)
Sueta (n = 48,586)
Patients (%) at goal
80
70
60
50
40
30
20
10
0
68
73
37
30
18
17
39
25
Low risk
< 160 mg/dL
Medium risk
< 130 mg/dL
CHD
≤ 100 mg/dL

Pearson TA et al. *Arch Intern Med.* 2000;160:459-467
Jacobson TA et al. *Arch Intern Med.* 2000;160:1361-1369
Sloan KL et al. *Am J Cardiol.* 2001;88:1143-1146;
Sueta CA et al. *Am J Cardiol.* 1999;83:1303-1307

Unmet Medical Need A drug or combination lipid-lowering therapy with the following profile: LDL-C reductions > those achieved with statins lipid-lowering effects additive to those of statins lowers all major atherogenic lipoproteins and TGs beneficially impacts key risk ratios (e.g., apo B/apo AI) linear dose response (doubling dose = doubling response) limited potential for drug-drug interactions an acceptable safety profile properties that promote better patient compliance

ISIS 301012 Produces Apo B and LDL-C Reductions Greater Than Those Achieved With the Most Potent Statins 38 - 4133 - 3542 - 4333 - 4052 - 61 24 - 47 % apo B reduction 40 mg qd 20 mg qd 20 mg qd 10 mg qd 300 mg qw 200 mg qw Dose 50 - 5243 - 5047 - 4842 - 4651 - 62 30 - 42 % LDL-C reduction CS-3, CS-4 ISIS 301012 CS-3, CS-4 5,7 5,7 Atorvastatin 5,7 1,2,6,7 Rosuvastatin Ref. Drug 1 Brown, Am Heart J 2002 2 Davidson, Am J Card 2002 3 Jones, Am J Card 1998 4 Jones, Am J Card 2003 5 Jones, Curr Ther 2004 6 Olsson, Am Heart J 2002 7 Schneck, Am J Card 2003 8 Strandberg, Curr Ther 2004

ISIS 301012 Produces LDL-C, VLDL-C, and TG Reductions That Are Additive to Those of Statins These additive effects are at least 2-fold greater than those reported for any other marketed statin add-on therapies% Change from Baseline LDL-C VLDL-C TG Results are shown for the 300-mg dose cohorts -70-60-50-40-30-20-100monoRxstatin add-on

ISIS 301012 Lowers all Major Atherogenic Lipoprotein Classes and Triglycerides non-HDL-C Triglyceride VLDL-C LDL-C

ISIS 301012 Preferentially Reduces Small Dense LDL

Phase 1: 200 mg & 400 mg cohorts combined



Baseline
Day 39
900
800
700
600
500
400
300
200
100
0
Particle No.
558
345
836
309
p = 0.005
Large LDL-P
Small LDL-P*
LDL Subclass (nmole/L)

ISIS 301012 Beneficially Impacts Key Risk Ratios: ApoB/ApoA1 and TC/HDL Ratios

	Placebo	50 mg/wk	100 mg/wk	200 mg/wk	300 mg/wk
apoB/apoA1					
Baseline	1.0 (0.8-1.1)	1.1 (0.6-1.4)	0.8 (0.7-1.3)	1.0 (0.7-1.3)	1.1 (1.0-1.7)
Day 99	1.0 (0.9-1.2)	0.8 (0.4-1.1)	0.6 (0.5-1.1)	0.5 (0.3-0.9)	0.6 (0.4-0.9)
% D	11 %	-22 % P=0.007	-26 % P=0.002	-46 % P=0.0002	-51 % P=0.0003

	Placebo	50 mg/wk	100 mg/wk	200 mg/wk	300 mg/wk
TC/HDL-C					
Baseline	4.9 (3.7-5.0)	4.8 (3.6-5.7)	4.1 (3.7-5.6)	4.7 (3.6-5.3)	4.8 (4.5-6.3)
Day 99	4.5 (4.1-5.3)	4.1 (2.7-5.0)	3.4 (3.0-4.8)	3.1 (2.0-4.5)	3.0 (2.6-4.6)
% D	-4 %	-14 % P=0.10	-18 % P=0.006	-34 % P=0.0006	-35 % P=0.001

P value = versus placebo

ISIS 301012 produces a linear dose response (dose doubling = doubling of response) Results show % change at day 99 in phase 2 monotherapy study Apo B (n=7) (n=8) (n=8) (n=7) (n=8) (n=7) (n=8) (n=8) (n=7) (n=8) LDL-C

ISIS 301012 Has Limited Potential for Drug-Drug Interactions ISIS 301012 aloneISIS 301012 with simvastatinn= 10 0.0010.010.11101000510152025Time (hr)0.0011000.010.11100510152025Time (hr)WITH and WITHOUT EZETIMIBE ISIS 301012 aloneISIS 301012 with ezetimibe n= 10WITH and WITHOUT SIMVASTATIN Mean ISIS 301012 Conc. In Plasma (µg/ml) No clinically significant PK or metabolism interactions observed with simvastatin or ezetimibe

Summary: ISIS 301012 Exhibits a Compelling Profile That Satisfies Key Unmet Medical Needs Prolonged reductions of key lipid parameters including apoB, LDL-C, TG, VLDL-C and non-HDL-C Reductions in these parameters meet or exceed and are additive to those achieved with statinsBeneficial impact on key risk ratios including apoB/apoA-I Preferential reduction in more atherogenic lipoprotein subspecies including small, dense LDL particlesHas been used safely to date at the highest and most efficacious doses tested in target patient populations Less frequent dosing and subcutaneous administration may increase ease of use for some patients

Clinical Utility and Target Patient Populations for ISIS 301012 How Would I Use ISIS 301012 in Practice? Patients not meeting LDL-C goal on maximally tolerated therapy FH patients High-risk patients (e.g., CHD-equivalent) patients with low LDL-C targets Statin hyporesponders Patients intolerant of statins and/or other statin add-on therapies Patients requiring broader lipid management Patients with elevated triglycerides

Stanley T. Crooke, MD, PhD Concluding Remarks

2006: What a Great Year ISIS 301012 Studies in patients with polygenic high cholesterol Report single agent Phase 2 data  Demonstrate safety and activity as a single agent after 3 months of treatment (2Q06)  Define dose and schedule for longer term studies (2Q06)  Report data from higher dose in patients after 3 months of treatment (4Q06/1Q07) Report Phase 2 combination study data (4Q06)  Demonstrate safety and activity in combination with statins after 5 weeks of treatment  Expand study to include higher doses and longer treatment duration  Define dose and schedule as a combination agent Report Phase 1 drug-drug interaction studies (1H06)  No clinically significant interactions with simvastatin or ezetimibe (2Q06) Initiate longer term Phase 2 trials (2007) Continue to define drug profile advantages  Reduces triglycerides (2Q06)  Reduces plaques in animals (2Q06)  Limited potential for drug-drug interactions (2Q06) Studies in patients with familial hypercholesterolemia (FH) Advance registration pathway for commercialization in 2008/2009  Demonstrate preliminary activity and safety in FH (4Q06/1Q07)  Define dose to support registration studies (4Q06/1Q07)  Achieve Orphan Drug Status

2006: What a Great Year
ISIS 113715 and New Diabetes Drugs

<u>ISIS 113715</u>

- **Report single agent Phase 2 data in Type 2 diabetes patients**
  - √ Report results on safety and activity after 6 weeks treatment
  - √ Report initial results demonstrating safety and activity after 12 weeks treatment

√ **Initiate mechanistic study in patients with Type 2 diabetes**

√ **Initiate combination trials with other antidiabetic agents (2Q06)**

<u>ISIS 325568 - Glucagon receptor drug (GCGR)</u>

√ **Initiate IND enabling toxicology studies (2H06)**

<u>Glucocorticoid receptor drug (GCCR)</u>

- **Initiate IND enabling toxicology studies (2007)**

ISIS PHARMACEUTICALS

2006: What a Great Year Partner Pipeline Partner Development Pipelines OncoGenex: OGX-011 (Targeting Clusterin, for treatment of cancer)  Advance 5 Phase 2 trials (3 in prostate, 1 in NSCLC, 1 in breast)  Report Phase 1 data on NSCLC OncoGenex: OGX-427(Targeting Heat Shock Protein 27 in cancer)  Initiate Phase 1 trials in 2007 Lilly: LY2181308 (Targeting Survivin for the treatment of cancer)  Initiate Phase 2 clinical trials (4Q06) Lilly: LY2275796 (Targeting eIF-4E for the treatment of cancer)  Progress Phase 1 clinical trials in patients with cancer Antisense Therapeutics Limited: ATL-1102 (Targeting VLA4 )  Progress Phase 2 studies in patients with multiple sclerosis iCo Therapeutics: iCo 007 (Targeting c-Raf kinase in ocular disease)  File IND (4Q06)

2006: What a Great Year Ibis Continue growth in revenue  Orders for first assay kits received  Assay service business established and contract for 10,000 samples received Deliver additional Ibis T5000 Biosensor Systems  NHRC (Naval Health Research Center) system delivered  CDC (Centers for Disease Control) system delivered Complete an instrument strategic alliance  Bruker Daltonics alliance announced  European commercial launch of the Ibis T5000 Receive purchase order for first commercial instrument sale  Order for two Ibis T5000 Biosensor Systems received Continue development of application-specific assay kits Build internal commercial and manufacturing organizations  Hired VP Sales and Marketing  Hired Executive Director, Manufacturing and Operations

This presentation includes forward-looking statements regarding Isis Pharmaceuticals’ business, the financial outlook for Isis’ Ibis Biosciences division, and the commercial potential of the Company’s technologies and products in development. Any statement describing Isis’ goals, expectations, financial or other projections, intentions or beliefs is a forward-looking statement and should be considered an at-risk statement, including those statements that are described as Isis’ goals or projections. Such statements are subject to certain risks and uncertainties, particularly those inherent in the process of discovering, developing and commercializing drugs that are safe and effective for use as human therapeutics, in developing and commercializing systems to identify infectious organisms that are effective and commercially attractive, and in the endeavor of building a business around such products. Isis’ forward-looking statements also involve assumptions that, if they never materialize or prove correct, could cause its results to differ materially from those expressed or implied by such forward-looking statements. Although Isis’ forward-looking statements reflect the good faith judgment of its management, these statements are based only on facts and factors currently known by Isis. As a result, you are cautioned not to rely on these forward-looking statements. These and other risks concerning Isis’ programs are described in additional detail in Isis’ annual report on Form 10-K for the year ended December 31, 2005, and its quarterly report on Form 10-Q for the quarter ended September 30, 2006, which are on file with the SEC. Copies of these and other documents are available from the Company.Vitravene® is a registered trademark of Novartis AG Macugen® is a registered trademark of (OSI) Eyetech Pharmaceuticals, Inc. Ibis Biosciences™ is a trademark of Isis Pharmaceuticals, Inc. Ibis T5000™ is a trademark of Isis Pharmaceuticals, Inc. Isis Pharmaceuticals® is a registered trademark of Isis Pharmaceuticals, Inc.